Biological Assets (Tables)	12 Months Ended
Jun. 30, 2021
Agriculture [Abstract]
Inputs and Assumptions Used in Determining the Fair Value of Biological Assets

Accounting Policy

The Company defines biological assets as cannabis plants up to the point of harvest. Biological assets are measured at fair value less costs to sell at the end of each reporting period in accordance with IAS 41 - Agriculture using the income approach. The Company utilizes an income approach to determine the fair value less cost to sell at a specific measurement date, based on the existing cannabis plants’ stage of completion up to the point of harvest. The stage of completion is determined based on the specific date of clipping the mother plant, the period-end reporting date, the average growth rate for the strain and facility environment and is calculated on a weighted average basis for the number of plants in the specific lot. The following inputs and assumptions are all categorized within Level 3 on the fair value hierarchy and were used in determining the fair value of biological assets:

Inputs and assumptions	Description	Correlation between inputs and fair value
Average selling price per gram	Represents the average selling price per gram of dried cannabis net of excise taxes, where applicable, for the period for all strains of cannabis sold, which is expected to approximate future selling prices.	If the average selling price per gram were higher (lower), estimated fair value would increase (decrease).
Average attrition rate	Represents the weighted average number of plants culled at each stage of production.	If the average attrition rate was lower (higher), estimated fair value would increase (decrease).
Weighted average yield per plant	Represents the weighted average number of grams of dried cannabis inventory expected to be harvested from each cannabis plant.	If the weighted average yield per plant was higher (lower), estimated fair value would increase (decrease).
Standard cost per gram to complete production	Based on actual production costs incurred divided by the grams produced in the period.	If the standard cost per gram to complete production was lower (higher), estimated fair value would increase (decrease).
Weighted average effective yield	Represents the estimated percentage of harvested product that meets specifications in order to be sold as a dried cannabis product.	If the weighted average effective yield were higher (lower), the estimated fair value would increase (decrease).
Stage of completion in the production process	Calculated by taking the weighted average number of days in production over a total average grow cycle of approximately twelve weeks.	If the number of days in production was higher (lower), estimated fair value would increase (decrease).
Production costs are capitalized to biological assets and include all direct and indirect costs relating to biological transformation. Costs include direct costs of production, such as labor, growing materials, as well as indirect costs such as indirect labor and benefits, quality control costs, depreciation on production equipment, and overhead expenses including rent and utilities.
The following table outlines the key assumptions used in calculating the recoverable amount for each CGU and operating segment tested for impairment as at June 30, 2021 and 2020:

	Indefinite Life Intangible Impairment Testing		Goodwill Impairment Testing
	Canadian Cannabis CGU	European Cannabis CGU	Cannabis Operating Segment	U.S. CBD CGU
June 30, 2021
Terminal value growth rate	3.0%	3.0%	3.0%	3.0%
Discount rate	13.8%	14.5%	14.0%	14.8%
Budgeted revenue growth rate	53.4%	60.8%	53.7%	47.4%
Fair value less costs of disposal	$1,587,207	$183,480	$1,915,366	$4,368

June 30, 2020
Terminal value growth rate	3.0%	3.0%	3.0%	3.0%
Discount rate	16.1%	16.0%	16.1%	20.3%
Budgeted revenue growth rate	44.9%	75.0%	45.4%	212.4%
Fair value less costs of disposal	$1,956,844	$113,703	$2,188,056	$54,367
The following table outlines the key assumptions used in calculating the recoverable amount for each CGU and operating segment tested for impairment:

	Canadian Cannabis CGU	Cannabis Operating Segment
December 31, 2020
Terminal value growth rate	3.0%	3.0%
Discount rate	14.5%	14.5%
Budgeted revenue growth rate (average of next five years)	41.8%	42.4%
Fair value less costs of disposal	$1,759,421	$2,205,098
Key assumptions used in calculating the recoverable amount for each CGU tested for impairment as at December 31, 2019 are outlined in the following table:

	Canadian Cannabis CGU	Latin American CGU	European Hemp CGU	Analytical Testing CGU
December 31, 2019
Terminal value growth rate	3.0%	3.0%	3.0%	3.0%
Discount rate	11.5%	31.8%	15.0%	14.0%
Budgeted revenue growth rate (average of next five years)	50.6%	3.0%	13.5%	12.5%
Fair value less costs of disposal	$3,712,967	$12,386	$11,572	$8,064
The following table highlights the sensitivities and amount by which each significant assumption used must change in isolation in order for the estimated recoverable amount to equal the carrying value:

Cannabis Operating Segment
Change required for the recoverable amount to equal the carrying value
Pre-tax discount rate	0.02%
Total pre-discounted forecasted operating cash flow	(1.54)%

Significant Unobservable Assumptions Used in the Valuation of Biological Assets, Including Sensitivities
The following table highlights the sensitivities and impact of changes in significant assumptions on the fair value of biological assets:

Significant inputs & assumptions (1)	Inputs		Sensitivity	Impact on fair value
	June 30, 2021	Recasted Note 2(h) June 30, 2020		June 30, 2021	Recasted Note 2(h) June 30, 2020
Average selling price per gram	$5.69	$4.60	Increase or decrease of $1.00 per gram	$5,067	$6,536
Weighted average yield (grams per plant)	30.69	52.73	Increase or decrease by 5 grams per plant	$3,337	$1,747
Weighted average effective yield	84%	49%	Increase or decrease by 5%	$890	$1,614
Standard cost per gram to complete production	$1.72	$1.45	Increase or decrease of $1.00 per gram	$6,323	$8,935
(1)Significant inputs & assumptions are determined on a weighted average basis and includes our Canadian and Denmark facilities (June 30, 2020 - Canadian facilities only).

Changes in Carrying Value of Biological Assets
The changes in the carrying value of biological assets during the year are as follows:

	June 30, 2021	Recasted - Note 2(h) June 30, 2020
	$	$
Opening balance	18,157	31,467
Production costs capitalized	49,249	46,150
Changes in fair value less cost to sell due to biological transformation	109,178	125,448
Transferred to inventory upon harvest	(156,334)	(184,908)
Ending balance	20,250	18,157